Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2021

•Diluted EPS of $1.05; $1.06, as adjusted
•Operating margin of 44.3%; 45.6%, as adjusted
•Ending AUM of $97.3 billion; average AUM of $99.2 billion
•Net inflows of $1.3 billion

NEW YORK, NY, October 20, 2021—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended September 30, 2021.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
U.S. GAAP
Revenue	$154,187	$144,269	$111,159
Expenses	$85,956	$84,572	$67,852
Operating income (loss)	$68,231	$59,697	$43,307
Non-operating income (loss)	$1,246	$8,536	$3,231
Net income attributable to common stockholders	$51,483	$46,579	$31,904
Diluted earnings per share	$1.05	$0.95	$0.66
Operating margin	44.3%	41.4%	39.0%

As Adjusted (1)
Net income attributable to common stockholders	$52,137	$45,917	$32,616
Diluted earnings per share	$1.06	$0.94	$0.67
Operating margin	45.6%	43.4%	39.6%
_________________________ (1)These amounts represent the company's as adjusted results. Please refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the third quarter of 2021 was $154.2 million, an increase of $9.9 million, or 6.9% from $144.3 million for the second quarter of 2021. The change was primarily due to an increase in investment advisory and administration fees resulting from higher average assets under management across all three investment vehicles and one additional day in the quarter of $11.0 million, partially offset by lower performance fees from certain institutional accounts of $1.8 million. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:
•Institutional account revenue increased $658,000 to $38.0 million;
•Open-end fund revenue increased $7.8 million to $77.5 million; and
•Closed-end fund revenue increased $861,000 to $28.1 million.
Expenses
Expenses for the third quarter of 2021 were $86.0 million, an increase of $1.4 million, or 1.6% from $84.6 million for the second quarter of 2021. The change was primarily due to:
•An increase in distribution and services fees of $1.1 million, primarily due to higher average assets under management in U.S. open-end funds, partially offset by a shift in the composition of assets under management into lower cost share classes; and
•Higher general and administrative expenses of $515,000, primarily due to higher travel and entertainment expenses.
Operating Margin
Operating margin was 44.3% for the third quarter of 2021, compared with 41.4% for the second quarter of 2021. Operating margin represents the ratio of operating income to revenue.
Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2021				June 30, 2021
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$696		$23	$719	$817		$20	$837
Gain (loss) from investments—net	(418)		—	(418)	7,778		—	7,778
Foreign currency gains (losses)—net	41		904	945	223		(302)	(79)
Total non-operating income (loss)	$319	(1)	$927	$1,246	$8,818	(1)	$(282)	$8,536
_________________________

(1) Seed investments included net loss of $96,000 and net income of $5.8 million attributable to third-party interests for the three months ended September 30, 2021 and June 30, 2021, respectively.

Income Taxes
The effective tax rate for the third quarter of 2021 was 26.0%, compared with 25.4% for the second quarter of 2021. For both quarters, the effective tax rate differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign income taxes and limitations on the deductibility of executive compensation, partially offset by the cumulative effect of a change in the company’s estimated effective tax rate for the year.
As Adjusted
This section discusses as adjusted results. Please refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.
Revenue
Revenue, as adjusted, for the third quarter of 2021 was $154.3 million, compared with $144.4 million for the second quarter of 2021.
Revenue, as adjusted, excluded the consolidation of certain of the company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the third quarter of 2021 were $83.9 million, compared with $81.8 million for the second quarter of 2021.
Expenses, as adjusted, excluded the following for both periods:
•The consolidation of certain of the company's seed investments; and
•Amounts related to the accelerated vesting of certain restricted stock units.
Operating Margin
Operating margin, as adjusted, for the third quarter of 2021 was 45.6%, compared with 43.4% for the second quarter of 2021.
Non-operating Income (Loss)
Non-operating income, as adjusted, for the third quarter of 2021 was $19,000, compared with non-operating loss, as adjusted, of $120,000 for the second quarter of 2021.
Non-operating income (loss), as adjusted, excluded the following for both periods:
•Results from the company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective tax rate, as adjusted, for the third quarter of 2021 was 25.9%, compared with 26.5% for the second quarter of 2021.
The effective tax rate, as adjusted, excluded the following for both periods:
•Tax effects associated with items noted above; and
•Discrete tax items.

Assets Under Management

(in millions)	As of
	September 30, 2021	June 30, 2021	% Change
By Investment Vehicle
Institutional accounts	$39,347	$40,156	(2.0%)
Open-end funds	45,593	43,532	4.7%
Closed-end funds	12,320	12,537	(1.7%)
Total	$97,260	$96,225	1.1%

By Investment Strategy
U.S. real estate	$43,045	$41,865	2.8%
Preferred securities	26,715	25,498	4.8%
Global/international real estate	17,978	18,220	(1.3%)
Global listed infrastructure	8,138	8,246	(1.3%)
Other	1,384	2,396	(42.2%)
Total	$97,260	$96,225	1.1%

Assets under management at September 30, 2021 were $97.3 billion, an increase of 1.1% from $96.2 billion at June 30, 2021. The increase was driven by net inflows of $1.3 billion and market appreciation of $469 million, partially offset by distributions of $718 million.
Institutional Accounts
Assets under management in institutional accounts at September 30, 2021 were $39.3 billion, a decrease of 2.0% from $40.2 billion at June 30, 2021. The change was primarily due to the following:
•Advisory:
◦Net outflows of $311 million, including $1.0 billion from real assets multi-strategy (included in "Other" in the table above), partially offset by net inflows of $674 million into U.S. real estate and $184 million into global listed infrastructure; and
◦Market appreciation of $14 million.
•Japan subadvisory:
◦Net outflows of $52 million;
◦Market appreciation of $106 million; and
◦Distributions of $295 million, including $275 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $253 million, including $159 million from global listed infrastructure and $85 million from global/international real estate; and
◦Market depreciation of $18 million.

Open-end Funds
Assets under management in open-end funds at September 30, 2021 were $45.6 billion, an increase of 4.7% from $43.5 billion at June 30, 2021. The change was primarily due to the following:
•Net inflows of $2.0 billion, including $1.2 billion into preferred securities and $613 million into U.S. real estate;
•Market appreciation of $336 million, including $272 million from U.S. real estate; and
•Distributions of $276 million, including $177 million from preferred securities and $97 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at September 30, 2021 were $12.3 billion, a decrease of 1.7% from $12.5 billion at June 30, 2021. The decrease was due to net outflows of $101 million which was primarily due to the liquidation of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., and distributions of $147 million, partially offset by market appreciation of $31 million.

Investment Performance at September 30, 2021
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2021. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2021, cash, cash equivalents and seed investments were $241.0 million, compared with $185.6 million as of June 30, 2021. As of September 30, 2021, stockholders' equity was $264.5 million, compared with $225.9 million as of June 30, 2021, and the company continues to have no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 21, 2021 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-771-6692 (U.S.) or +1-212-231-2911 (international); passcode: 21998372. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on October 21, 2021 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21998372. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2020 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2021	June 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020
Revenue:
Investment advisory and administration fees	$143,638	$134,348	$103,160
Distribution and service fees	9,900	9,199	7,572
Other	649	722	427
Total revenue	154,187	144,269	111,159	6.9%	38.7%
Expenses:
Employee compensation and benefits	53,092	53,241	41,060
Distribution and service fees	19,906	18,848	14,642
General and administrative	11,981	11,466	11,006
Depreciation and amortization	977	1,017	1,144
Total expenses	85,956	84,572	67,852	1.6%	26.7%
Operating income (loss)	68,231	59,697	43,307	14.3%	57.6%
Non-operating income (loss):
Interest and dividend income—net	719	837	694
Gain (loss) from investments—net	(418)	7,778	3,279
Foreign currency gains (losses)—net	945	(79)	(742)
Total non-operating income (loss)	1,246	8,536	3,231	(85.4%)	(61.4%)
Income before provision for income taxes	69,477	68,233	46,538	1.8%	49.3%
Provision for income taxes	18,090	15,827	12,532
Net income	51,387	52,406	34,006	(1.9%)	51.1%
Net (income) loss attributable to redeemable noncontrolling interests	96	(5,827)	(2,102)
Net income attributable to common stockholders	$51,483	$46,579	$31,904	10.5%	61.4%

Earnings per share attributable to common stockholders:
Basic	$1.06	$0.96	$0.67	10.3%	59.6%
Diluted	$1.05	$0.95	$0.66	9.8%	59.5%

Dividends declared per share	$0.45	$0.45	$0.39	—%	15.4%

Weighted average shares outstanding:
Basic	48,386	48,285	47,855
Diluted	49,262	48,951	48,681

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2021	September 30, 2020	% Change
Revenue:
Investment advisory and administration fees	$394,907	$287,097
Distribution and service fees	27,371	22,285
Other	1,925	1,694
Total revenue	424,203	311,076	36.4%
Expenses:
Employee compensation and benefits	152,095	113,997
Distribution and service fees	55,260	41,264
General and administrative	33,821	45,320
Depreciation and amortization	3,161	3,524
Total expenses	244,337	204,105	19.7%
Operating income (loss)	179,866	106,971	68.1%
Non-operating income (loss):
Interest and dividend income—net	2,172	2,736
Gain (loss) from investments—net	11,919	(11,431)
Foreign currency gains (losses)—net	644	36
Total non-operating income (loss)	14,735	(8,659)	*
Income before provision for income taxes	194,601	98,312	97.9%
Provision for income taxes	38,378	24,076
Net income	156,223	74,236	110.4%
Net (income) loss attributable to redeemable noncontrolling interests	(9,309)	6,760
Net income attributable to common stockholders	$146,914	$80,996	81.4%

Earnings per share attributable to common stockholders:
Basic	$3.04	$1.70	79.5%
Diluted	$3.00	$1.67	79.9%

Dividends declared per share	$1.35	$1.17	15.4%

Weighted average shares outstanding:
Basic	48,273	47,778
Diluted	48,976	48,588
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	September 30, 2021	June 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020
Institutional Accounts
Assets under management, beginning of period	$40,156	$36,538	$28,867
Inflows	1,380	1,826	1,936
Outflows	(1,996)	(1,454)	(1,337)
Net inflows (outflows)	(616)	372	599
Market appreciation (depreciation)	102	3,555	1,273
Distributions	(295)	(309)	(359)
Total increase (decrease)	(809)	3,618	1,513
Assets under management, end of period	$39,347	$40,156	$30,380	(2.0%)	29.5%
Percentage of total assets under management	40.5%	41.7%	43.1%
Average assets under management	$40,880	$39,103	$30,325	4.5%	34.8%

Open-end Funds
Assets under management, beginning of period	$43,532	$38,623	$28,921
Inflows	4,321	4,577	4,020
Outflows	(2,320)	(2,490)	(2,398)
Net inflows (outflows)	2,001	2,087	1,622
Market appreciation (depreciation)	336	3,134	1,100
Distributions	(276)	(312)	(239)
Total increase (decrease)	2,061	4,909	2,483
Assets under management, end of period	$45,593	$43,532	$31,404	4.7%	45.2%
Percentage of total assets under management	46.9%	45.2%	44.5%
Average assets under management	$45,666	$41,469	$30,694	10.1%	48.8%

Closed-end Funds
Assets under management, beginning of period	$12,537	$11,879	$8,539
Inflows	18	103	50
Outflows	(119)	—	(1)
Net inflows (outflows)	(101)	103	49
Market appreciation (depreciation)	31	703	257
Distributions	(147)	(148)	(126)
Total increase (decrease)	(217)	658	180
Assets under management, end of period	$12,320	$12,537	$8,719	(1.7%)	41.3%
Percentage of total assets under management	12.7%	13.0%	12.4%
Average assets under management	$12,633	$12,372	$8,777	2.1%	43.9%

Total
Assets under management, beginning of period	$96,225	$87,040	$66,327
Inflows	5,719	6,506	6,006
Outflows	(4,435)	(3,944)	(3,736)
Net inflows (outflows)	1,284	2,562	2,270
Market appreciation (depreciation)	469	7,392	2,630
Distributions	(718)	(769)	(724)
Total increase (decrease)	1,035	9,185	4,176
Assets under management, end of period	$97,260	$96,225	$70,503	1.1%	38.0%
Average assets under management	$99,179	$92,944	$69,796	6.7%	42.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Nine Months Ended
	September 30, 2021	September 30, 2020	% Change
Institutional Accounts
Assets under management, beginning of period	$33,255	$31,813
Inflows	5,541	6,103
Outflows	(4,198)	(3,321)
Net inflows (outflows)	1,343	2,782
Market appreciation (depreciation)	5,657	(3,206)
Distributions	(908)	(1,009)
Total increase (decrease)	6,092	(1,433)
Assets under management, end of period	$39,347	$30,380	29.5%
Percentage of total assets under management	40.5%	43.1%
Average assets under management	$38,219	$29,159	31.1%

Open-end Funds
Assets under management, beginning of period	$35,160	$30,725
Inflows	13,968	13,560
Outflows	(7,716)	(9,832)
Net inflows (outflows)	6,252	3,728
Market appreciation (depreciation)	5,007	(2,006)
Distributions	(826)	(1,043)
Total increase (decrease)	10,433	679
Assets under management, end of period	$45,593	$31,404	45.2%
Percentage of total assets under management	46.9%	44.5%
Average assets under management	$41,288	$29,137	41.7%

Closed-end Funds
Assets under management, beginning of period	$11,493	$9,644
Inflows	186	454
Outflows	(119)	(89)
Net inflows (outflows)	67	365
Market appreciation (depreciation)	1,203	(908)
Distributions	(443)	(382)
Total increase (decrease)	827	(925)
Assets under management, end of period	$12,320	$8,719	41.3%
Percentage of total assets under management	12.7%	12.4%
Average assets under management	$12,206	$8,795	38.8%

Total
Assets under management, beginning of period	$79,908	$72,182
Inflows	19,695	20,117
Outflows	(12,033)	(13,242)
Net inflows (outflows)	7,662	6,875
Market appreciation (depreciation)	11,867	(6,120)
Distributions	(2,177)	(2,434)
Total increase (decrease)	17,352	(1,679)
Assets under management, end of period	$97,260	$70,503	38.0%
Average assets under management	$91,713	$67,091	36.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	September 30, 2021	June 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020
Advisory
Assets under management, beginning of period	$23,115	$20,279	$15,251
Inflows	1,080	1,512	1,142
Outflows	(1,391)	(493)	(1,036)
Net inflows (outflows)	(311)	1,019	106
Market appreciation (depreciation)	14	1,817	736
Total increase (decrease)	(297)	2,836	842
Assets under management, end of period	$22,818	$23,115	$16,093	(1.3%)	41.8%
Percentage of institutional assets under management	58.0%	57.6%	53.0%
Average assets under management	$23,666	$22,084	$16,209	7.2%	46.0%

Japan Subadvisory
Assets under management, beginning of period	$10,503	$9,924	$8,736
Inflows	123	22	390
Outflows	(175)	(294)	(96)
Net inflows (outflows)	(52)	(272)	294
Market appreciation (depreciation)	106	1,160	345
Distributions	(295)	(309)	(359)
Total increase (decrease)	(241)	579	280
Assets under management, end of period	$10,262	$10,503	$9,016	(2.3%)	13.8%
Percentage of institutional assets under management	26.1%	26.2%	29.7%
Average assets under management	$10,669	$10,306	$8,968	3.5%	19.0%

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,538	$6,335	$4,880
Inflows	177	292	404
Outflows	(430)	(667)	(205)
Net inflows (outflows)	(253)	(375)	199
Market appreciation (depreciation)	(18)	578	192
Total increase (decrease)	(271)	203	391
Assets under management, end of period	$6,267	$6,538	$5,271	(4.1%)	18.9%
Percentage of institutional assets under management	15.9%	16.3%	17.4%
Average assets under management	$6,545	$6,713	$5,148	(2.5%)	27.1%

Total Institutional Accounts
Assets under management, beginning of period	$40,156	$36,538	$28,867
Inflows	1,380	1,826	1,936
Outflows	(1,996)	(1,454)	(1,337)
Net inflows (outflows)	(616)	372	599
Market appreciation (depreciation)	102	3,555	1,273
Distributions	(295)	(309)	(359)
Total increase (decrease)	(809)	3,618	1,513
Assets under management, end of period	$39,347	$40,156	$30,380	(2.0%)	29.5%
Average assets under management	$40,880	$39,103	$30,325	4.5%	34.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Nine Months Ended
	September 30, 2021	September 30, 2020	% Change
Advisory
Assets under management, beginning of period	$17,628	$15,669
Inflows	4,529	3,679
Outflows	(2,127)	(2,025)
Net inflows (outflows)	2,402	1,654
Market appreciation (depreciation)	2,788	(1,230)
Total increase (decrease)	5,190	424
Assets under management, end of period	$22,818	$16,093	41.8%
Percentage of institutional assets under management	58.0%	53.0%
Average assets under management	$21,567	$15,141	42.4%

Japan Subadvisory
Assets under management, beginning of period	$9,720	$10,323
Inflows	243	1,366
Outflows	(771)	(474)
Net inflows (outflows)	(528)	892
Market appreciation (depreciation)	1,978	(1,190)
Distributions	(908)	(1,009)
Total increase (decrease)	542	(1,307)
Assets under management, end of period	$10,262	$9,016	13.8%
Percentage of institutional assets under management	26.1%	29.7%
Average assets under management	$10,216	$8,897	14.8%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,907	$5,821
Inflows	769	1,058
Outflows	(1,300)	(822)
Net inflows (outflows)	(531)	236
Market appreciation (depreciation)	891	(786)
Total increase (decrease)	360	(550)
Assets under management, end of period	$6,267	$5,271	18.9%
Percentage of institutional assets under management	15.9%	17.4%
Average assets under management	$6,436	$5,121	25.7%

Total Institutional Accounts
Assets under management, beginning of period	$33,255	$31,813
Inflows	5,541	6,103
Outflows	(4,198)	(3,321)
Net inflows (outflows)	1,343	2,782
Market appreciation (depreciation)	5,657	(3,206)
Distributions	(908)	(1,009)
Total increase (decrease)	6,092	(1,433)
Assets under management, end of period	$39,347	$30,380	29.5%
Average assets under management	$38,219	$29,159	31.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2021	June 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020
U.S. Real Estate
Assets under management, beginning of period	$41,865	$36,984	$28,119
Inflows	2,737	2,592	2,827
Outflows	(1,586)	(1,723)	(1,733)
Net inflows (outflows)	1,151	869	1,094
Market appreciation (depreciation)	489	4,419	882
Distributions	(420)	(407)	(485)
Transfers	(40)	—	—
Total increase (decrease)	1,180	4,881	1,491
Assets under management, end of period	$43,045	$41,865	$29,610	2.8%	45.4%
Percentage of total assets under management	44.3%	43.5%	42.0%
Average assets under management	$44,085	$40,269	$29,442	9.5%	49.7%

Preferred Securities
Assets under management, beginning of period	$25,498	$23,790	$17,116
Inflows	2,056	2,254	2,167
Outflows	(855)	(1,081)	(941)
Net inflows (outflows)	1,201	1,173	1,226
Market appreciation (depreciation)	202	750	844
Distributions	(226)	(215)	(176)
Transfers	40	—	—
Total increase (decrease)	1,217	1,708	1,894
Assets under management, end of period	$26,715	$25,498	$19,010	4.8%	40.5%
Percentage of total assets under management	27.5%	26.5%	27.0%
Average assets under management	$26,123	$24,546	$18,255	6.4%	43.1%

Global/International Real Estate
Assets under management, beginning of period	$18,220	$16,421	$12,659
Inflows	511	1,111	851
Outflows	(518)	(890)	(379)
Net inflows (outflows)	(7)	221	472
Market appreciation (depreciation)	(215)	1,664	740
Distributions	(20)	(86)	(8)
Total increase (decrease)	(242)	1,799	1,204
Assets under management, end of period	$17,978	$18,220	$13,863	(1.3%)	29.7%
Percentage of total assets under management	18.5%	18.9%	19.7%
Average assets under management	$18,760	$17,697	$13,520	6.0%	38.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	September 30, 2021	June 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020
Global Listed Infrastructure
Assets under management, beginning of period	$8,246	$7,604	$6,768
Inflows	354	480	139
Outflows	(396)	(141)	(655)
Net inflows (outflows)	(42)	339	(516)
Market appreciation (depreciation)	(21)	355	93
Distributions	(45)	(52)	(46)
Total increase (decrease)	(108)	642	(469)
Assets under management, end of period	$8,138	$8,246	$6,299	(1.3%)	29.2%
Percentage of total assets under management	8.4%	8.6%	8.9%
Average assets under management	$8,203	$8,051	$6,839	1.9%	19.9%

Other
Assets under management, beginning of period	$2,396	$2,241	$1,665
Inflows	61	69	22
Outflows	(1,080)	(109)	(28)
Net inflows (outflows)	(1,019)	(40)	(6)
Market appreciation (depreciation)	14	204	71
Distributions	(7)	(9)	(9)
Total increase (decrease)	(1,012)	155	56
Assets under management, end of period	$1,384	$2,396	$1,721	(42.2%)	(19.6%)
Percentage of total assets under management	1.4%	2.5%	2.4%
Average assets under management	$2,008	$2,381	$1,740	(15.7%)	15.4%

Total
Assets under management, beginning of period	$96,225	$87,040	$66,327
Inflows	5,719	6,506	6,006
Outflows	(4,435)	(3,944)	(3,736)
Net inflows (outflows)	1,284	2,562	2,270
Market appreciation (depreciation)	469	7,392	2,630
Distributions	(718)	(769)	(724)
Total increase (decrease)	1,035	9,185	4,176
Assets under management, end of period	$97,260	$96,225	$70,503	1.1%	38.0%
Average assets under management	$99,179	$92,944	$69,796	6.7%	42.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended
	September 30, 2021	September 30, 2020	% Change
U.S. Real Estate
Assets under management, beginning of period	$32,827	$31,024
Inflows	8,455	8,910
Outflows	(4,700)	(5,186)
Net inflows (outflows)	3,755	3,724
Market appreciation (depreciation)	7,745	(3,460)
Distributions	(1,242)	(1,709)
Transfers	(40)	31
Total increase (decrease)	10,218	(1,414)
Assets under management, end of period	$43,045	$29,610	45.4%
Percentage of total assets under management	44.3%	42.0%
Average assets under management	$39,659	$28,223	40.5%

Preferred Securities
Assets under management, beginning of period	$23,185	$17,581
Inflows	6,716	6,698
Outflows	(3,532)	(4,836)
Net inflows (outflows)	3,184	1,862
Market appreciation (depreciation)	954	102
Distributions	(648)	(504)
Transfers	40	(31)
Total increase (decrease)	3,530	1,429
Assets under management, end of period	$26,715	$19,010	40.5%
Percentage of total assets under management	27.5%	27.0%
Average assets under management	$24,743	$17,331	42.8%

Global/International Real Estate
Assets under management, beginning of period	$15,214	$13,509
Inflows	2,701	3,706
Outflows	(1,975)	(1,759)
Net inflows (outflows)	726	1,947
Market appreciation (depreciation)	2,158	(1,546)
Distributions	(120)	(47)
Total increase (decrease)	2,764	354
Assets under management, end of period	$17,978	$13,863	29.7%
Percentage of total assets under management	18.5%	19.7%
Average assets under management	$17,362	$12,722	36.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Nine Months Ended
	September 30, 2021	September 30, 2020	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$6,729	$8,076
Inflows	1,513	681
Outflows	(611)	(1,323)
Net inflows (outflows)	902	(642)
Market appreciation (depreciation)	649	(985)
Distributions	(142)	(150)
Total increase (decrease)	1,409	(1,777)
Assets under management, end of period	$8,138	$6,299	29.2%
Percentage of total assets under management	8.4%	8.9%
Average assets under management	$7,798	$7,082	10.1%

Other
Assets under management, beginning of period	$1,953	$1,992
Inflows	310	122
Outflows	(1,215)	(138)
Net inflows (outflows)	(905)	(16)
Market appreciation (depreciation)	361	(231)
Distributions	(25)	(24)
Total increase (decrease)	(569)	(271)
Assets under management, end of period	$1,384	$1,721	(19.6%)
Percentage of total assets under management	1.4%	2.4%
Average assets under management	$2,151	$1,733	24.1%

Total
Assets under management, beginning of period	$79,908	$72,182
Inflows	19,695	20,117
Outflows	(12,033)	(13,242)
Net inflows (outflows)	7,662	6,875
Market appreciation (depreciation)	11,867	(6,120)
Distributions	(2,177)	(2,434)
Total increase (decrease)	17,352	(1,679)
Assets under management, end of period	$97,260	$70,503	38.0%
Average assets under management	$91,713	$67,091	36.7%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company's operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

(in thousands, except per share data)	Three Months Ended
	September 30, 2021		June 30, 2021	September 30, 2020
Net income attributable to common stockholders, U.S. GAAP	$51,483		$46,579	$31,904
Seed investments (1)	(168)		(2,752)	(1,686)
Accelerated vesting of restricted stock units	1,888		2,664	387
Initial public offering costs (2)	—		—	310
Foreign currency exchange (gains) losses—net (3)	(908)		162	1,232
Tax adjustments (4)	(158)		(736)	469
Net income attributable to common stockholders, as adjusted	$52,137		$45,917	$32,616

Diluted weighted average shares outstanding	49,262		48,951	48,681
Diluted earnings per share, U.S. GAAP	$1.05		$0.95	$0.66
Seed investments	—	*	(0.06)	(0.04)
Accelerated vesting of restricted stock units	0.04		0.06	0.01
Initial public offering costs	—		—	0.01
Foreign currency exchange (gains) losses—net	(0.02)		0.01	0.02
Tax adjustments	(0.01)		(0.02)	0.01
Diluted earnings per share, as adjusted	$1.06		$0.94	$0.67
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents costs associated with the initial public offering of the Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (PTA) which were recorded in general and administrative expenses in the third quarter of 2020.
(3)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)Tax adjustments are summarized in the following table:

Exclusion of tax effects associated with items noted above	$(815)		$(726)	$407
Exclusion of discrete tax items	657		(10)	62
Total tax adjustments	$(158)		$(736)	$469

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income (Loss) and Operating Margin

(in thousands, except percentages)	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
Revenue, U.S. GAAP	$154,187	$144,269	$111,159
Seed investments (1)	104	105	275
Revenue, as adjusted	$154,291	$144,374	$111,434

Expenses, U.S. GAAP	$85,956	$84,572	$67,852
Seed investments (1)	(143)	(134)	102
Accelerated vesting of restricted stock units	(1,888)	(2,664)	(387)
Initial public offering costs (2)	—	—	(310)
Expenses, as adjusted	$83,925	$81,774	$67,257

Operating income, U.S. GAAP	$68,231	$59,697	$43,307
Seed investments (1)	247	239	173
Accelerated vesting of restricted stock units	1,888	2,664	387
Initial public offering costs (2)	—	—	310
Operating income, as adjusted	$70,366	$62,600	$44,177

Operating margin, U.S. GAAP	44.3%	41.4%	39.0%
Operating margin, as adjusted	45.6%	43.4%	39.6%
__________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds.
(2)Represents costs associated with the initial public offering of PTA which were recorded in general and administrative expenses in the third quarter of 2020.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
Non-operating income (loss), U.S. GAAP	$1,246	$8,536	$3,231
Seed investments (1)	(319)	(8,818)	(3,961)
Foreign currency exchange (gains) losses—net (2)	(908)	162	1,232
Non-operating income (loss), as adjusted	$19	$(120)	$502
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.